EXHIBIT 31-1


                                 CERTIFICATIONS

          I,   Wilfred N. Cooper, Jr., certify that:

          1. I have reviewed this quarterly report on Form 10-Q of WNC Housing Tax Credit Fund V, L.P. Series 4;

          2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

          3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

          4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

               (a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

               (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectivenes of the disclosure controls an dprocedures, as of the end of the period covered by this report based on such evaluations; and

               (c) Disclosed in this rport any change in the registrant's internal controlover financial reporting that occured during the registrant's most recent fiscal quarter that has naterially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

          5.   The  registrant's   other   certifying   officer(s)  and  I  have
               disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

               (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

               (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


          Date:  December 15, 2003



          /s/Wilfred N. Cooper, Jr.
          -------------------------


          President and Chief Executive Officer of WNC & Associates, Inc.